UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): June 30, 2006

                   Alternative Loan Trust, Series 2006-OA11
                   ----------------------------------------
              (Exact name of the issuing entity) Commission File
                  Number of the issuing entity: 333-131630-37

                                  CWALT, Inc.
                                  -----------
     (Exact name of the depositor as specified in its charter) Commission
                   File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

           Delaware                                     87-0698307
           --------                                     ----------
        (State or other                                (IRS Employer
jurisdiction of incorporation of the             Identification No. of the
          depositor)                                     depositor)

4500 Park Granada
Calabasas, California                                               91302
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(Address of principal                                             (Zip Code)
 executive offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 8 Other Events

Item 8.01. Other Events.

      On June 30, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Alternative Loan Trust 2006-OA11, Alternative Loan Certificates, Series 2006-OA11. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

            99.1. Pooling and Servicing Agreement, dated as of June 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.

                                                      By: /s/ Darren Bigby
                                                          ---------------------
                                                          Name: Darren Bigby
                                                          Title: Vice President



Dated:  July 14, 2006

                                 Exhibit Index



Exhibit                                                                   Page
-------                                                                   ----

99.1.      Pooling and Servicing  Agreement,  dated as of
           June 1, 2006, by and among, the Company, the Sellers,
           the Master Servicer and the Trustee.                            5